Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Marlin Business Services Corp. (the “Company”) for the year ended December 31, 2004 (the “Annual Report”), Daniel P. Dyer, as Chief Executive Officer of the Company and Bruce E. Sickel, as Chief Financial Officer of the Company, each hereby certifies, that pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Annual Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 14, 2005

/s/ Daniel P. Dyer

Daniel P. Dyer
Chief Executive Officer

/s/ Bruce E. Sickel

Bruce E. Sickel
Chief Financial Officer and
Senior Vice President